SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 3, 2003

                                HUMBOLDT BANCORP
             (Exact name of registrant as specified in its charter)

            California                 0-27784              93-1175446
            ----------                 -------              ----------
(State or other jurisdiction of      (Commission         (I.R.S. Employer
 incorporation or organization)      File Number)       Identification No.)


                          2998 Douglas Blvd., Suite 330
                           Roseville, California 95661
                                  916-783-3209
          (Address and telephone number of principal executive offices)


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Item 9.  Regulation FD Disclosure

     The purpose of this current report on Form 8-K is to disclose the terms of two Trading Plans under SEC Rule 10b5-1 for Theodore S. Mason and Steven R. Mills.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: March 3, 2003                                    HUMBOLDT BANCORP,
                                                        a California Corporation


                                                        /s/Patrick J. Rusnak
                                                        ------------------------
                                                        Patrick J. Rusnak
                                                        Chief Financial Officer


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Exhibit Index

99.1     Rule 10b5-1 Trading Plan for Theodore S. Mason
99.2     Rule 10b5-1 Trading Plan for Steven R. Mills